







Reliant Energy™

February 5, 2002

Forward–Looking Statements



This presentation includes forward-looking statements. Forward-looking statements are based on current expectations and projections about future events and the underlying assumptions reflected in the statements. Actual results or outcomes could differ materially as a result of legislative and regulatory developments, the impact of competition, weather, risks associated with international operations, changes in the Company's business plans and other factors discussed from time to time in the Company's SEC reports.

Reliant Resources









Reliant Energy

R. Steve Letbetter
President, Chairman & CEO

February 5, 2002









Reliant Resources™

Stephen W. Naeve
Executive Vice President & CFO

February 5, 2002

2002 Outlook



($ millions, except per share amounts)

- 2002 earnings - $1.80 to $2.00 per share
- Financial forecast:

  Planned EBIT by segment:

– Wholesale Energy	$750
– Retail Energy	400
– European Energy	50
– Other	5
Total EBIT	$1,205
Interest expense	270
Taxes	355
Expected net income	$580
■ Diluted shares	307.2

12-15% CAGR off of previous 2001 EPS guidance of $1.65

Reliant Resources

RRI Accounting Treatment



- Accrual
  - Transactions related to our physical assets – must meet accounting requirements for hedges
  - Hedge accounting rules are complex and evolving in their definition and interpretation
  - Earnings are generally recognized at the time(s) of delivery or when the contract obligations are met
- Mark-to-market
  - Energy trading activities (not asset hedges)
  - Derivative transactions used as economic hedges of physical assets that do not qualify for hedge accounting
  - High percentage of profit recognized on day 1
  - Assumption of liquid market
  - Open positions marked daily
  - Earnings must be recreated over each reporting period
  - Introduces valuation risk

Reliant Resources

2002 Wholesale Accrual Outlook



Total Wholesale 2002 EBIT: $750 million



% EBIT
10% +/-
90% +/-
Accrual
Mark-to-market

- Hedging
  (current position including Orion and "hedged" NYC load pocket)
  - 2002: ~60% of plan gross margin
  - 2003: ~50% of plan gross margin

Reliant Resources

2002 Wholesale MTM Outlook



Total Wholesale 2002 EBIT: $750 million


% EBIT
90%+/-
10%+/-
Accrual
Mark-to-market

The weighted average term length of the mark-to-market (MTM) assets and liabilities is about 9 to 10 months


Estimated Trading MTM Assets and Liabilities by Month
Payables
Receivables
400
300
200
100
0
(100)
(200)
(300)
(400)
Jan-02
Mar-02
May-02
Jul-02
Sep-02
Nov-02
Jan-03
Mar-03
May-03
Jul-03
Sep-03
Nov-03
Jan-04
Mar-04
May-04
Jul-04
Sep-04
Nov-04

Approximately 80% realized as cash within 1 year

Reliant Resources

Daily Wholesale Trading P&L Distribution



($ millions)



Distribution of daily earnings (margin) of the MTM trading book
2 year period 2000 through 2001
Number of Trading Days
250
200
150
100
50
0
<($22)
($20-22)
($18-20)
($16-18)
($14-16)
($12-14)
($10-12)
($8-10)
($6-8)
($4-6)
($2-4)
($0-2)
$0-2
$2-4
$4-6
$6-8
$8-10
$10-12
$12-14
$14-16
$16-18
$18-20
$20-22
>$22

Reliant Resources

Diversified Trading VAR vs. Daily P&L


(000's)
Daily PL (-) vs. predicted 95% confidence VaR (-)
VaR: Value
Daily P/L
$40,000
$30,000
$20,000
$10,000
$0
($10,000)
($20,000)
($30,000)
($40,000)
1/5/00
2/16/00
3/29/00
5/11/00
6/23/00
8/7/00
9/19/00
10/31/00
12/14/00
1/31/01
3/14/01
4/26/01
6/8/01
7/23/01
9/4/01
10/17/01
11/30/01

Reliant Resources

Adjustments to Development Plan



- No impact to plants coming on line in 2002
- Various plants scheduled for 2003 and later years have been canceled or deferred
- $1.6 billion reduction in capital expenditures over our 2002-2006 plan period
  - $900+ million reduction in 2002
  - $450+ million reduction in 2003

Reliant Resources

Performance Drivers – Retail Energy



2002 EBIT: $400 million

- Price-to-beat margins – Houston
  - Supply cost (net of hedges)
  - Potential price increases
- Mass market customer retention – Houston
  - Residential Services
  - Business Services (<1 megawatt)
- Mass market customer acquisition – Dallas/Ft. Worth, etc.
- Cost management and operations performance
- Solutions (>1 megawatt) contract volumes and margins
  - “Default customer” conversion to contracts
  - Contract extensions and renewals

Reliant Resources

Performance Drivers – European Energy



2002 EBIT: $50 million

- >50% of plan gross margin hedged for 2002
  - Improved spark spreads relative to 2001
  - More diverse customer mix
- Plant margin upside around optimization and ancillary services
- Trading and origination business growth
  - The Netherlands, Germany and Austria (power)
  - United Kingdom (power and fuels)
  - Scandinavia (power)
  - Other (France, Switzerland, Eastern Europe)
- Continued cost reduction and operational improvements

Reliant Resources

Recent Liquidity Issues and Concerns



- Equity triggers
  None of our contracts or financing structures contain triggers or acceleration clauses due to changes in our stock price.
- Ratings triggers
  No ratings triggers in our financing documents. Many of our trading contracts require either counterparty to post additional collateral if that party loses investment grade status.
- Margin requirements
  Many of our trading contracts require that we post margin collateral as contract values change over time.
  - Current collateral posting is ~$200 million

We have a $1.6 billion revolving credit facility available to fund margin collateral and general corporate needs.

Reliant Resources

Stressed Case Margin Call Calculation



- At the rating agencies' request, we reviewed all our contracts with ratings triggers and performed a stress test on our ability to meet margin requirements under various scenarios (in mid-November).
- Margining requirements

– Current	$200 million
– Stress test (assumes 3 standard deviation movement)	$200 million

- Abrupt loss of investment grade requirements

– Loss of counterparty credit lines	$400 million
– Retail supply arrangements	$300 million
– Structured products (e.g. power plant off-take agreements)	$200 million
	$1.3 billion

We dedicate $1.3 billion of the $1.6 billion revolver to potential stressed case margin calls.

Reliant Resources

Our Liquidity Plan in 2002



- **Orion acquisition - purchase $2.9 billion in equity, assume $2.1 billion net debt**
  - Funded by a $2.9 billion bank bridge loan (upsized in January from $2.2 billion)
  - Bridge will be refinanced with new equity or equity-linked securities of approximately $400 million plus various permanent debt issuances
- **Capital expenditures of $1.5 billion**
  - Funded by cash flow of $1.0 billion, and $600 million from an existing construction bank facility
- **Other available liquidity**
  - $800 million cash on hand
  - $1.6 billion revolver

Robust liquidity position

Reliant Resources

Leverage, adjusted for Orion (as of 12/31/01)



($billions)

	Estimate	Orion Acquisition (a)	As adjusted for Orion	Equity Offering	As adjusted for Orion and Equity
Balance sheet debt (net of cash)	$ 0.4	$ 5.0	$ 5.4	$ (0.4)	$ 5.0
Off-balance sheet debt equivalents (b)	$ 1.4		$ 1.4		$ 1.4
Total debt	$ 1.8		$ 6.8		$ 6.4
Less: non-recourse project financings (c)	$ (0.4)		$ (0.7)		$ (0.7)
Recourse debt	$ 1.4		$ 6.1		$ 5.7

Estimated debt-to-cap range			
Total debt	22%	52%	49%
Recourse debt	18%	49%	46%

(a) Includes $2.9 bn equity purchase + $1.9 bn assumption of Orion debt, net of cash at 12/31/01 + $0.2 bn non-cash debt write-up per purchase accounting rules.
(b) Primarily the Mid-Atlantic lease ($0.7 bn), a 50% owned non-recourse project financing ($0.1 bn), and a construction agency agreement and other facilities related to the construction of certain plants ($0.6 bn). The construction agency agreement is part of a construction bank facility that is substantially guaranteed by RRI. It provides RRI with the option to lease the plants upon completion of construction in 2003 and 2004.
(c) Non-recourse project financing reduction is net of $100 mm of implied RRI support.

A very strong balance sheet

Reliant Resources

Competitive Advantages



- Distinctive portfolio and opportunity set
  - Leading commercial skills
  - Diversity of strategic assets provides flexibility/opportunities
  - Additional 14,000 MW in 2004 through Texas Genco option
  - No asset sales required to meet objectives
- Strong retail position
  - Contributes significant earnings in 2002 and beyond
  - Provides partial hedge against wholesale exposure to power and gas prices
- Robust balance sheet
- Strong liquidity position

Reliant Resources









Reliant Energy™